UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 East Swedesford Road, Suite 1050,

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Egalet Corporation (the “Company”) is providing certain information as an update to the information provided in the Company’s previous periodic filings with the Securities and Exchange Commission in order to reflect recent business developments. An updated summary description of the Company’s business is filed herewith as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and the Company’s Current Reports on Form 8-K.

On July 27, 2015, the Company issued a press release announcing its intention to offer and sell shares of its common stock in an underwritten public offering, subject to market conditions and other factors. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

99.1	Updated Business Summary
99.2	Press release, dated July 27, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2015	EGALET CORPORATION

By:
/s/ Stan Musial
Stan Musial
Chief Financial Officer

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